Prudential Investment Portfolios 2

PGIM Core Conservative Bond Fund

Supplement dated April 25, 2019 to the Fund's Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information (SAI)

Effective immediately, Gregory Peters will join James L. Herbst and Stewart Wong, CLU, ChFC as a portfolio manager for the Fund. To reflect these changes, the Summary Prospectus, Prospectus and SAI are revised, as follows:

1.The table in the section of the Summary Prospectus and Prospectus entitled "Summary - Management of the Fund" is hereby revised by adding the following information with respect to Mr. Peters:

Investment	Subadviser	Portfolio Managers	Title	Service Date
Manager
PGIM Investments	PGIM Fixed Income	Gregory Peters	Managing Director	April 2019
LLC			and Senior Portfolio
Manager

2.The section of the Prospectus entitled "How the Fund is Managed – Portfolio Managers" is revised by adding the following professional biography for Mr. Peters:

Gregory Peters is a Managing Director and Senior Portfolio Manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining PGIM Fixed Income, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the Firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research and served on the Firm Risk, Investment, Asset Allocation, Global Credit, and Global Fixed Income Operating Committees. Earlier, Mr. Peters worked at Salomon Smith Barney and the Department of U.S. Treasury. Mr. Peters has been recognized by Institutional Investor magazine for his efforts in macro, fixed income, high yield and investment grade strategies. Mr. Peters was also recently recognized as Business Insider's Top Analysts and Top Analyst's to Watch by CEO World. Mr. Peters earned a BA in Finance from The College of New Jersey and an MBA from Fordham University. He is also a member of the Fixed Income Analyst Society and the Bond Market Association. Named Morningstar's 2017 Fixed Income Manager of The Year for PGIM Total Return Bond Fund.

3.Effective on or about December 31, 2019, James L. Herbst has announced his intention to retire. Accordingly, effective as of that date, all references and information pertaining to Mr. Herbst are removed.

LR1199